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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): March 29, 2005


                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                     000-22474                87-0418807
           --------                     ---------                ----------
 (State or other jurisdiction          (Commission            (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)


                  100 Penn Square East, Philadelphia, PA 19107
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               (Address of principal executive offices) (Zip Code)

                                  215-940-4000
                                  ------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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     All references to the "Company" in this Current Report on Form 8-K
("Current Report") refer to American Business Financial Services, Inc., a Delaware corporation, and its subsidiaries, unless the context of the description indicates otherwise.

     Some of the information in this Current Report may contain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements can be identified by forward-looking words such as "may," "will," "expect," "intend," "anticipate," "believe," "estimate," "plan," "could," "should" and "continue" or similar words. These forward-looking statements may also use different phrases. These forward-looking statements are not historical in nature and include statements that reflect, when made, the Company's views with respect to current events and financial performance. All such forward-looking statements are and will be subject to numerous risks, uncertainties and factors relating to the Company's operations and business environment, many of which are beyond the Company's control, that could cause actual results to differ materially from any results expressed or implied by such statements. Factors that could cause actual results to differ materially include, without limitation: the ability of the Company to obtain bankruptcy court approval with respect to motions in the Chapter 11 proceeding filed by it from time to time; the ability of the Company to develop, prosecute, confirm, fund and execute one or more plans of liquidation with respect to the Chapter 11 proceeding; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of liquidation, for the appointment of a Chapter 11 trustee or to convert the Chapter 11 proceeding to a Chapter 7 proceeding; potential adverse publicity surrounding the Chapter 11 proceeding; the ability of the Company to fund its liquidity needs during the liquidation process; the ability of the Company to retain employees to facilitate an orderly liquidation; potential actions of regulatory authorities which govern the Company's operations; the outcome of legal proceedings to which the Company is or may become a party and other risks described in the Company's reports filed with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including factors described in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2004 and amendments thereto. These statements speak only as of the date of this Current Report, and the Company disclaims any intention or obligation to update or revise any forward-looking statements to reflect new information, future events or developments or otherwise, except as required by law. The Company provides additional information in its filings with the SEC, which readers are encouraged to review, concerning other factors that could cause actual results to differ materially from those indicated in the forward-looking statements.

     Similarly, these and other factors, including the terms of any plan of liquidation or other alternative transactions ultimately confirmed, will negatively affect the value of the Company's existing common stock or other equity securities. As a result of the information discussed in this Current Report, it is unlikely that any value will be ascribed in the bankruptcy proceeding to the Company's existing common stock or other equity securities. Accordingly, the Company urges that the appropriate caution be exercised with respect to existing and future investments in the Company's common stock or other equity securities.

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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On March 29, 2005, the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") entered an order approving (i) the letter agreement (the "Letter Agreement"), as modified by such order, among the Company, its subsidiaries that are subject to the jurisdiction of the Bankruptcy Court and Alvarez & Marsal, LLC ("A&M") dated March 11, 2005; and (ii) the employment of Mr. Coles as the Chief Restructuring Officer of the Company pursuant to the terms and conditions of the Letter Agreement. The Letter Agreement and the appointment of Mr. Coles were previously disclosed in the Current Reports on Form 8-K filed by the Company with the SEC.

     The Bankruptcy Court order made certain amendments to the Letter Agreement, including, but not limited to, limiting A&M's indemnification rights and stipulated that (i) if A&M reduces or increases its staffing level from the anticipated level of five full-time employees by more than a full-time employee, it shall provide the United States Trustee with written notice within 10 business days of such change and (ii) the Company shall consult with the Official Committee of Unsecured Creditors in respect of the determination of the success fee provided in the Letter Agreement, which determination shall be subject to the Bankruptcy Court approval.

ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

     The Company's announcement on April 4, 2005 of its intent to discontinue all of its operations and dispose of its assets through a Chapter 11 plan of liquidation, described below, will likely result in an event of default under the Debtor-In-Possession Loan and Security Agreement, as amended (the "DIP Agreement"), by and among the Company, certain of its direct and indirect subsidiaries and Greenwich Capital Financial Products, Inc. ("Greenwich" and together with other lending institutions that are party to the DIP Agreement, the "Lender"), providing for debtor-in-possession financing (the "DIP Facility"). The terms and conditions of the DIP Agreement were previously disclosed in the Company's Current Reports on Form 8-K dated February 22, 2005 and March 10, 2005. The DIP Agreement provides that an event of default occurs if the borrowers cease any material business operations and such failure remains unremedied for 3 days after the earlier of the date a senior officer of any borrower becomes aware of such failure and the date the written notice of such default was given to such borrower by Greenwich, as an agent. The Company has not received any notice, or waiver, of such default.

     Under the terms of the DIP Agreement, upon the occurrence of one or more events of default, subject to the expiration of the applicable cure period contained therein, Greenwich may, and shall at the request of the Lenders, immediately declare the principal amount of the advances then outstanding to be immediately due and payable, together with all interest and other amounts payable, and reasonable fees and out-of-pocket expenses accruing, under this DIP Agreement. Upon such declaration, the balance then outstanding becomes immediately due and payable, without further order of, or application to, the Bankruptcy Court, without presentment, demand, protest or other formalities of any kind, and Greenwich may exercise any and all of its other applicable rights and remedies, including, but not limited to, the transfer of servicing of the collateral or the liquidation of the collateral on a servicing released basis; however, Greenwich may not consummate foreclosure on the collateral or otherwise seize control of the borrowers' assets absent 3 business days' written notice of an event of default.

     As of April 6, 2005, the amount outstanding under the DIP Agreement was approximately $94.6 million.

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ITEM 2.05     COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

     On April 4, 2005, the Company announced that it intended to discontinue all of its operations and dispose of its assets through a Chapter 11 plan of liquidation. The decision to discontinue operations was the result of the significant cash requirements necessary to restart the loan origination business which exceeded the Company's available funding due to, among other things: (i) delays in obtaining the DIP Facility; (ii) the loss of key origination employees necessary to efficiently restart the loan origination business, particularly in the branch offices; (iii) the uncertainty and instability resulting from the U.S. Trustee's motion to appoint a Chapter 11 Trustee; and (iv) the significant costs of professionals hired by all of the constituents in connection with the bankruptcy proceeding. The Company is taking the appropriate steps to give the appropriate notices necessary to effectively shut down its operations.

     In furtherance of this objective, the Company discontinued its branch operations located in (i) Austin, Texas effective as of April 1, 2005; and (ii) and West Hills, California and Edgewater, Maryland effective as of April 4, 2005. The Company's workforce was reduced by approximately 178 employees as a result of discontinuance of its branch operations. The Company also anticipates discontinuing its retail and broker operations located in the Philadelphia office effective April 4, 2005 and closing its Philadelphia office by the end of July 2005. The Company will reduce its workforce in the Philadelphia office by approximately 200 employees effective April 11, 2005 with the remainder of the workforce (approximately 439 employees) to be reduced over time until the exit from the Philadelphia office on or about July 2005.

     The Company is currently unable to estimate the costs associated with the discontinuation of the Company's operations. The payment of, and the amount of, the key employee retention packages for the employees whose services have been determined to be critical to the liquidation process are subject to the approval of the Bankruptcy Court. The Company estimates that these costs would be approximately $1.3 million, consisting of approximately $0.7 million of incentive payments and approximately $0.6 million of severance payments.

     On April 4, 2005, the Bankruptcy Court approved the sale of the Company's servicing operations to Ocwen Federal Bank FSB for approximately $19.8 million, subject to certain pricing adjustments at closing. A copy of the form of the Servicing Rights Transfer Agreement by and between Ocwen Federal Bank FSB and American Business Credit, Inc., the Company's subsidiary, is attached hereto as
Exhibit 10.1. The sale is expected to close by May 2, 2005. It is contemplated that the related servicing agreements and certain other securitization documents will be amended in connection with this transaction whereby Ocwen would be designated as the servicer and would assume the rights and obligations in connection with such designation. Certain other rights and obligations, including (i) the rights to repurchase defaulted mortgage loans held by the securitization trusts; (ii) the right to exercise any clean-up call option; and
(iii) the obligation to repurchase certain mortgage loans upon the breach of a representation and warranty, will remain with the Company, certain subsidiaries and/or the holders of the interest-only strips which represent the residual interests in the securitization trusts.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     On April 4, 2005, the following officers of the Company were notified that they no longer serve in the positions set forth below: (i) Anthony J. Santilli, Chief Executive Officer, effective April 4, 2005; (ii) Albert W. Mandia, Executive Vice President and Chief Financial Officer, effective April 4, 2005; and (iii) Beverly Santilli, President of American Business Credit, Inc. and Executive Vice President of HomeAmerican Credit, Inc., effective April 11, 2005. Mr. Santilli will continue serving as Chairman of

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the board of directors of the Company for a period of 60 days from April 4,
2005. The employment of Barry P. Epstein, Managing Director of the National Wholesale Residential Mortgage Division of the Company, was terminated effective March 31, 2005.

ITEM 8.01     OTHER EVENTS.

     At the March 29, 2005 hearing before the Bankruptcy Court, the Company disclosed that it had resolved certain issues with the Office of the United States Trustee and the United States Trustee had withdrawn the motion seeking the appointment of a Chapter 11 Trustee. As part of the resolution of certain issues with the United States Trustee, the Company agreed to the appointment of an examiner pursuant to Section 1104 of the Bankruptcy Code.

     On April 1, 2005, the Bankruptcy Court entered an order directing the United States Trustee to appoint one examiner pursuant to Section 1104(c) of the Bankruptcy Code. The examiner is authorized to investigate certain specific issues (the "Investigation"). The examiner is directed to file a report summarizing his or her findings, as required by Section 1106(a)(4) of the Bankruptcy Code, within 90 days of the date of appointment unless such time is extended by the Bankruptcy Court. The Bankruptcy Court order stipulated, that neither the examiner nor the examiner's agents or representatives should make any public disclosures regarding the Investigation or the examiner's duties until the foregoing report is filed with the Bankruptcy Court.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

     (a)      Financial statements of businesses acquired.

              None.

     (b)      Pro-forma financial information.

              None.

     (c)      Exhibits.

              The following exhibit is filed herewith:

Exhibit
Number        Description
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10.1          Form of the Servicing Rights Transfer Agreement by and between
              Ocwen Federal Bank FSB and American Business Credit, Inc.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 8, 2005

                                AMERICAN BUSINESS FINANCIAL SERVICES, INC.

                                By:      /s/ David Coles
                                         ---------------------------
                                Name:    David Coles
                                Title:   Chief Restructuring Officer





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                                  EXHIBIT INDEX

Exhibit
Number        Description
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10.1          Form of the Servicing Rights Transfer Agreement by and between
              Ocwen Federal Bank FSB and American Business Credit, Inc.










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